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                                 UAM Funds, Inc.
                                            Funds for the Informed Investor/sm/

                       McKee Small Cap Equity Portfolio
                     McKee International Equity Portfolio
                          Institutional Class Shares
                       Supplement dated January 22, 2002
                     to the Prospectus dated March 1, 2001
The section entitled "Investment Management--Investment Adviser" is hereby replaced with the following two paragraphs:

Effective January 10, 2002, C.S. McKee, L.P., (the "Adviser"), a Pennsylvania limited partnership located at One Gateway Center, Pittsburgh, PA 15222, is each fund's investment adviser. The Adviser manages and supervises the investment of each fund's assets on a discretionary basis. The Adviser was formed by certain officers of the funds' former adviser, C.S. McKee & Co., Inc. (the "Former Adviser") to purchase the Former Adviser's investment advisory business. Despite this transaction the Adviser will continue the business of the Former Adviser and there will be no change in the actual investment management services, administrative functions, supervisory responsibilities or fee arrangements for the funds. The persons responsible for the day to day management of the funds will remain the same. The Former Adviser was an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation), but the Adviser is not affiliated with Old Mutual (US) Holdings Inc.

Together, the Adviser and Former Adviser have provided investment management services to pension and profit sharing plans, trusts and endowments, 401(k) and thrift plans, corporations and other institutions and individuals since 1972. The Former Adviser limited and the Adviser has voluntarily agreed to limit the total expenses of the Small Cap Equity Portfolio (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.75% of its average net assets. To maintain this expense limit, the Adviser may waive a portion of its management fee and/or reimburse certain expenses of the fund. The Adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. Set forth in the table below are the management fees each fund will pay to the Adviser and the fees paid to the Former Adviser for its services during the most recent fiscal year, expressed as a percentage of average net assets.

                 International      Small Cap
                Equity Portfolio Equity Portfolio
-------------------------------------------------
Management Fee       0.70%            1.00%

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                                 UAM Funds

Funds for the Informed Investor/sm/

                       McKee Small Cap Equity Portfolio
                     McKee International Equity Portfolio
                          Institutional Class Shares
                       Supplement dated January 22, 2002
        to the Statement of Additional Information dated March 1, 2001
The first two paragraphs in the section titled "Investment Advisory and Other Services--Investment Adviser" are hereby deleted and replaced by the following:
C.S. McKee, L.P., (the "Adviser"), a Pennsylvania limited partnership located at One Gateway Center, Pittsburgh, PA 15222, is each Fund's investment adviser. The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis. The Adviser was formed by certain officers of the Funds' former adviser, C.S. McKee & Co., Inc. (the "Former Adviser") to purchase the Former Adviser's investment advisory business, which occurred on January 10, 2002. The Former Adviser was an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation). The Adviser is not affiliated with Old Mutual (US) Holdings Inc.
Despite this transaction, there will be no change in the actual investment management services, administrative functions, supervisory responsibilities or fee arrangements for the funds, the persons responsible for the day to day management of the Funds will not change and the Adviser will continue the business of the Former Adviser. The Adviser and the Former Adviser have provided investment management services to pension and profit sharing plans, trusts and endowments, 401(k) and thrift plans, corporations and other institutions and individuals since 1972.
The section titled "Investment Adviser--Advisory Fees" is hereby replaced with the following:
For its services, the International Equity Portfolio and the Small Cap Equity Portfolio pay the Adviser a fee calculated at the rate of 0.70% and 1.00% of their average daily net assets, respectively. Due to the effect of fee waivers by the Adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. For the last three fiscal years, the Funds paid the following in management fees to the Former Adviser:

                                Investment Advisory Fees Paid
-------------------------------------------------------------
International Equity Portfolio
 2000                                    $1,301,284
-------------------------------------------------------------
 1999                                    $1,051,174
-------------------------------------------------------------
 1998                                    $  857,075
-------------------------------------------------------------
Small Cap Equity Portfolio
 2000                                    $  484,984
-------------------------------------------------------------
 1999                                    $  824,282
-------------------------------------------------------------
 1998                                    $  675,734

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The section titled "Shareholder Servicing Arrangements" is hereby deleted and replaced with the following:
The Adviser may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund. The Adviser may make such payments out of its revenues, its profits or any other sources available to it. Such service arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may also compensate affiliated companies for referring investors to the Fund.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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